Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

NEW YORK STATE ELECTRIC & GAS CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, James P. Laurito, President, and Joseph J. Syta, Controller and Treasurer, of New York State Electric & Gas Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) New York State Electric & Gas Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New York State Electric & Gas Corporation.

Dated:  March 8, 2004

    /s/James P. Laurito
        James P. Laurito
         President

    /s/Joseph J. Syta
        Joseph J. Syta
        Controller and Treasurer